Fifth Third Bank | All Rights Reserved
Credit Suisse
Financial Services Forum
Kevin T. Kabat
Vice Chairman and Chief Executive Officer
February 13, 2013
Refer to earnings release dated January 17, 2013 for further information
Exhibit 99.1

2 Fifth Third Bank | All Rights Reserved Well-positioned for success and leadership in new banking landscape Key themes

FIFTH THIRD BANK

Net income to common ($MM)

$511
$503
$1,094
$1,541
2009
2010
2011
2012

Generated highest level of net income to common since 2005.

Return on avg. assets

0.64%
0.67%
1.15%
1.34%
2009
2010
2011
2012

Improving profitability approaching target for normalized environment.

Net charge-off ratio

3.20%
3.02%
1.49%
0.85%
2009
2010
2011
2012

Problem assets are at the lowest levels in five years.

ALLL / NPLs

127%
179%
157%
180%
2009
2010
2011
2012

Coverage levels more than adequate to protect against potential losses.

Tier 1 common ratio

6.99%
7.48%
9.35%
9.51%
2009
2010
2011
2012

Capital ratios continue to be strong and grow to record levels.

Total payout ratio

Dividends
Share Repurchase
6%
6%
23%
63%
42%
21%
2009
2010
2011
2012

Payouts to shareholders approached $1B in 2012.

3 Fifth Third Bank | All Rights Reserved A strong franchise with strong momentum

FIFTH THIRD BANK

PPNR trend
$800
$700
$600
$500
$400
$300
$200
$100
$0
44
33
522
34
14
583
40
17
593
59
14
598
68
13
638
+22% YoY
4Q11
1Q12
2Q12
3Q12
4Q12
PPNR $473 $694 $636 $568 $616
+30% YoY
Noninterest Expense Credit Items
Fee Income Credit Items
Adjusted^

4Q12 PPNR* / Average Assets
Significant purchase accounting benefit
2.1%
Peer med. 1.7%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
USB
MTB
WFC
BBT
FITB
HBAN
STI
PNC
RF
KEY
CMA
ZION

ROAA
1.41%
1.33%
0.95%
FITB
Peer Median
ROAA
Adjusted ROAA^

ROAE
12.2%
11.5%
7.9%
FITB
Peer Median
ROAE
Adjusted ROAE^

Fifth Third Bank | All Rights Reserved
Strong revenue and profit generation
4Q12 returns strong relative to peers
• Business mix provides higher than
average diversity among spread and fee
revenues (40+% of revenue)
• Relatively strong margin and relatively
high fee income contribution drives
strong revenue and PPNR generation
profitability despite interest rate
environment
PPNR is a Non-GAAP measure.  See Reg. G reconciliation in the Appendix to the presentation.
Source: SNL Financial and Company Reports. Peer median includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION
* Excludes securities gains / losses for FITB and peers. Also excludes goodwill impairment charge for peers as applicable.
^ See Page 18 in the Appendix for adjustments

FIFTH THIRD BANK

C&I Portfolio^ ($B)

$34
$32
$30
$28
$26
$24
$22
$20
+15% YoY
28.5
32.9
2011
2012

Corporate banking revenue ($MM)

$430
$410
$390
$370
$350
$330
$310
$290
$270
$250
+18% YoY
350
413
2011
2012

Commercial deposit fees YoY % growth

8%
7%
6%
5%
4%
3%
2%
1%
0%
+2%
+7%
2011
2012

©

Fifth Third Bank | All Rights Reserved
Corporate banking business generating growth
• Reflects investments in mid-
corporate space (businesses
that generate $200MM to $2B
in revenue)
• C&I production broad based
across industries and
sectors
– Strength in
manufacturing and
healthcare industries
• Launch of Energy Lending
concentration contributed to
4Q12 production and
expected to contribute to
future growth in C&I
^ Presented on an average basis; Excluding held-for-sale loans.
• Growth in corporate banking
revenue driven by:
– Investments in capital
markets capabilities
– Increased syndication
and business lending
fees
• Led or co-led ~80% of
syndications in 2012 versus
~60% in 2011
• Broad product set and
capabilities to deliver
solutions that meet client
needs
• Growth from investments in
treasury management
business
• Remote Currency Manager
(RCM) contributed ~$13MM in
revenue in 2012
– Remote cash management
solution that simplifies
cash handling and
improves cash flow
• Specialized healthcare
industry products including
RevLink Solutions platform;
~20% increase in accounts
from a year ago

Mortgage Banking Revenue ($MM)

$156
$204
$183
$200
$258
58
152
(47)
(7)
15
61
174
(46)
63
183
(41)
(22)
62
226
(48)
(40)
7
64
239
(52)
4Q11
1Q12
2Q12
3Q12
4Q12
Orig fees and gains on loan sales
Gross servicing fees
Servicing rights amortization
MSR valuation adjustments

Mortgage originations and gain-on-sale margins*

$8
$7
$6
$5
$4
$3
$2
$1
$0
($B)
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4Q11
1Q12
2Q12
3Q12
4Q12
Originations for sale
Originations HFI
Margins*

©

Fifth Third Bank | All Rights Reserved
Strong mortgage banking results
• Record origination fees and gain on
loan sales in FY12
– Driven by record gain on sales
margin and origination volumes
– 2012 origination fees and gain on
loan sales increased 108% to
$822MM from 2011
– Originations increased 35% to
$25.2B in 2012 versus $18.6B in
2011
Looking forward into 2013:
• Expect solid mortgage revenue,
although lower than recent quarters
due to:
– Pressure on margins (competitive
/ market)
– Waning of refinance boom
– Partially offset by better mortgage
servicing results
* Gain-on-sale margin represents margin on loans originated for sale.
• Maintained mortgage market share
position in Top 20

Consumer deposit activity

Transaction volume by channel

2% Mobile
ATM 19%
Branch 79%

Alternative channel delivery

% of checking households with

Online banking

47%
50%
2009
2012

Mobile banking

9%
16%
2011
2012

Indirect auto lending footprint

36 states
45 states
2009
2012

Expanded footprint

ACCESS
360°
5328 2801 2345 0987
00/00
YOUR NAME HERE
Debit
MasterCard

real life rewards
DUO
5412 7501 2345 0987
12/15
WORLD
YOUR NAME HERE
MasterCard

Consumer deposit accounts

4.6MM
+13%
5.2MM
2009
2012
DDA & IBT accounts
Savings / Money Market accounts

Fifth Third Bank | All Rights Reserved
Momentum building in consumer bank as a
result of investments and strategic changes
More distribution channels for customers to access our products and services
4Q12 consumer deposit account average balance
increased 16% compared with 4Q09
Card innovation
New products that fit the way
customers choose to bank

NII and NIM (FTE)

4.0%
3.5%
3.0%
2.5%
2.0%
$920
$903
$899
$907
$903
3.67%
3.61%
3.56%
3.56%
3.49%
$950
$850
$750
$650
$550
$450
($MM)
4Q11
1Q12
2Q12
3Q12
4Q12
Net Interest Income (right axis)
PAA*
NIM

Fixed / Floating Portfolio

Interest-Earning Assets
Funding^
Investment Portfolio 4%
Investment Portfolio 13%
Loans 51%
Loans 32%
Floating 55%
Fixed 45%
Fixed ~55-60%
Floating ~40-45%
Floating
Fixed

Trend: fixed rate loan origination coupons relative to fixed portfolio weighted avg

2.00
1.50
1.00
0.50
0.00
Larger portfolio repricing effects
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13

©

Fifth Third Bank | All Rights Reserved
NII results reflect continued moderate NIM
pressure offset by balance sheet growth
* Represents purchase accounting adjustments included in net interest income.
^ Estimate; funding (DDAs + interest-bearing liabilities); liabilities attributed to fixed or floating using terms and expected beta
• Negative impact of lower rates on net interest
income generally offset by loan growth
• Spreads on new originations of variable rate
assets consistent with historical spreads
• Coupons on new fixed rate loan originations
converging  with portfolio average coupons
– Emphasis on variable rate C&I lending

Loan balances ($B)
Avg +5% YoY; EOP +6% YoY
$81.0
$85.8
$79.9
$81.5
$82.6
$82.9
$83.9
4Q11
1Q12
2Q12
3Q12
4Q12
EOP loans HFI
Avg loans HFI

Fifth Third Bank | All Rights Reserved
Loan growth excelled in 2012,
ample opportunities for ongoing growth
Loan composition
46% C&I / lease
11% Commercial real estate
Commercial
26% Resi. mtg. / home equity
14% Auto
3% Card / other
Consumer
• Solid loan growth with
disciplined lending standards
throughout 2012
• C&I and residential mortgage
balance growth more than
offset run-off in both home
equity and commercial real
estate loans (CRE run-off
continues to slow)

FIFTH THIRD BANK

Average deposit balances ($B)

Core +5% YoY; Transaction +6% YoY
$80.6
$75.6
$77.1
$77.6
$77.5
$84.3
$80.2
4Q11
1Q12
2Q12
3Q12
4Q12
Transaction deposits
Other time deposits

Lower avg cost of total deposits

FITB (94 bps); Peers (83 bps)
1.19%
1.10%
0.25%
0.27%
2009
2010
2011
2012
FITB
Peer Average

Simplified deposit products

Conversion progress

By Market
By Account
0%
50%
100%
Completed
Remaining

Deposit growth benefited from focus on full customer relationship

8

Fifth Third Bank | All Rights Reserved
Strengthened deposit profile
and increased value proposition to customers
Source: SNL Financial. Peer average includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, ZION

$1,200
$1,100
$1,000
$900
$800
$700
$600
1Q12
2Q12
3Q12
4Q12

68%
65%
62%
58%
62%
59%
64%
61%
65%
60%
4Q11
1Q12
2Q12
3Q12
4Q12
Efficiency Ratio
Adjusted*

©

Fifth Third Bank | All Rights Reserved
Disciplined expense management
• Long-term target for mid-50% efficiency
ratio in normalized environment (with
higher interest rate environment)
2012 expense trend ($MM)
* Non-recurring items described on page 18 in the appendix to this presentation.
Reported expense
Increasing expense
Non-recurring items*:
Adjusted expense
Decreasing expense
$973 $937 $1,006
$23 $18 $5
($29) -- ($55)
$967 $955 $956
Managing expenses carefully in response to revenue
environment; continuous process of expense evaluation
Efficiency ratio trend
--
($173)
$990
$1,163
– Current impact of credit costs on
revenue and expenses; impact of
regulatory reforms (e.g., debit
interchange) not fully mitigated
– Reflects below-capacity balance sheet
and lower revenue than we expect and
can support longer term
– ~60% for year end 2013

Net charge-off ratio

Peer average: 0.7%
0.2%
0.3%
0.3%
0.4%
0.7%
0.7%
0.7%
0.8%
1.0%
1.0%
1.1%
1.3%
ZION
MTB
CMA
KEY
PNC
HBAN
FITB
USB
RF
BBT
WFC
STI

NPLs / Loans

Peer average: 1.5%
0.8%
1.0%
1.2%
1.2%
1.2%
1.3%
1.3%
1.5%
1.7%
1.7%
2.3%
2.6%
USB
HBAN
CMA
FITB
BBT
STI
KEY
MTB
ZION
PNC
RF
WFC

Loan loss reserves / Loans

Peer average: 1.9%
2.6%
2.4%
2.2%
2.2%
2.1%
2.1%
1.9%
1.8%
1.8%
1.7%
1.4%
1.4%
RF
ZION
PNC
FITB
WFC
USB
HBAN
STI
BBT
KEY
MTB
CMA

Reserves / NPLs

Peer average: 140%
261%
189%
180%
146%
142%
141%
132%
124%
116%
114%
91%
83%
USB
HBAN
FITB
BBT
ZION
STI
KEY
PNC
CMA
RF
MTB
WFC

©

Fifth Third Bank | All Rights Reserved
Credit trends continue to improve
with strong reserve coverage levels
Source: SNL Financial and Company Reports. Data as of 4Q12. HFI NPLs exclude loans held-for-sale and also exclude covered assets for BBT, USB, and ZION
Continued decline in problem assets and corresponding decline in charge-offs combined with strong reserves on an absolute and relative basis

Fifth Third Bank | All Rights Reserved
Capital management philosophy
* Subject to Board of Directors and regulatory approval
Organic growth opportunities
• Support growth of core banking franchise
• Continued loan growth despite sluggish
economy
Strategic opportunities
*
• Prudently evaluate franchise including
increasing density in core markets via
disciplined acquisitions or selective de
novos
• Expect future acquisition opportunities
although activity remains muted in near-term
• Attain top 3 market position in 65% of
markets or more longer term
Dividends*
• Move towards levels more consistent with
Fed’s near-term payout ratio guidance of
30%
• Strong levels of profitability would support
higher dividend than current level
• Quarterly dividend increased to $0.10 in
3Q12
Repurchases / Redemptions
*
• Common share repurchases to limit and
manage growth of excess capital levels
• Redeemed $1.4bn in TruPS in 3Q12
Expect capital philosophy to remain consistent
pending evaluation of results in 2013 CCAR process
Capital Deployment Capital Return
– Manage capital in light of regulatory
environment, other alternatives,
maintenance of desired / required buffers,
stock price
– 2012 capital plan included $600MM of
repurchases over five quarters ended 1Q13
($125MM ASR entered into in January)

FIFTH THIRD BANK

4Q12 Tier 1 common / RWA
Basel I
Unofficial CCAR supervisory reference minimum
12.7%
11.2%
11.1%
11.0%
11.0%
10.8%
10.6%
10.5%
10.1%
10.1%
10.0%
9.8%
9.7%
9.6%
9.5%
9.0%
7.6%
5.0%
C
KEY
BAC
COF
JPM
RF
FHN
HBAN
WFC
CMA
STI
ZION
BBT
PNC
FITB
USB
MTB

4Q12 Pro forma Tier 1 common / RWA
U.S. proposed Basel III**
2015 Basel III minimum
2019 Basel III buffered minimum
10.2%
9.3%
~9%
9.0%
8.9%
8.8%
8.7%
8.7%
8.2%
8.2%
8.2%
8.1%
8.0%
8.0%
7.8%
7.3%
7.0%
4.5%
Not disclosed
KEY
BAC
CMA
HBAN*
RF
FITB
C
JPM
FHN*
STI
WFC
USB
BBT
COF
ZION*
PNC
MTB

©

Fifth Third Bank | All Rights Reserved
Fifth Third’s balance sheet and business model
relatively advantaged under new capital standards
Source: SNL Financial and company reports (financial data as of 4Q12).
* In 2Q12, HBAN stated Basel III Tier 1 common ratio would be negatively impacted by approximately 150 basis points. In 2Q12, ZION stated Tier 1 common ratio would be in the 7.75%
area. In 3Q12 FHN stated Basel III Tier 1 common ratio would be negatively impacted by approximately 240 basis points.
** Note: Fifth Third’s pro forma Tier I common equity ratio is management’s estimate based upon its current interpretation of the three draft Federal Register notices proposing enhancements to regulatory capital requirements published in June 2012. The actual impact to the Bancorp’s Tier I common equity ratio may change significantly due to further clarification of the agencies proposals or revisions to the agencies final rules, which remain subject to public comment. Not adjusted for potential mitigation efforts.
Fifth Third’s capital position already well in excess of any established standards, likely standards, and most peers

FIFTH THIRD BANK

	●	●	●		
	●	●	●		●
	●		◖	●	
	●	●	●		
	●		◖	●	
	●		◖	◖	
	●	◖	◖	◖	◖

Fifth Third Bank | All Rights Reserved
FITB
“Trillionaire”
Banks
Regional
Banks
Community
Banks
Investment
Banks
Diverse businesses
Efficiencies
of scale
Local market focus
Multi-channel
delivery
Customer-centric
model
Moderate risk
profile
Strong profitability
and well-capitalized
Fifth Third: A differentiated business model
Competitively well-positioned in new landscape

Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make.
Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies;
(15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of or the results of operations of Vantiv,
LLC from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

17 Fifth Third Bank | All Rights Reserved Appendix

PPNR trend
$800
$700
$600
$500
$400
$300
$200
$100
$0
44
33
522
34
14
583
40
17
593
59
14
598
68
13
638
4Q11
1Q12
2Q12
3Q12
4Q12
PPNR $473 $694 $636 $568 $616
Noninterest Expense Credit Items
Fee Income Credit Items
Adjusted

Efficiency ratio
68%
65%
64%
62%
65%
61%#
4Q11
3Q12
4Q12
Efficiency Ratio
Adjusted

©

Fifth Third Bank | All Rights Reserved
($ in millions) 4Q11 1Q12 2Q12 3Q12 4Q12
Income before income taxes (U.S. GAAP) (a) $418 $603 $565 $503 $540
Add: Provision expense (U.S. GAAP) (b) 55 91 71 65 76
PPNR (a) + (b) $473 $694 $636 $568 $616
Adjustments to remove (benefit) / detriment^:
In noninterest income:
Gain from Vantiv IPO (1Q12) and sale of shares (4Q12) -      (115)    -      -      (157)
Vantiv debt refinancing -      34        -      -      -
Valuation of 2009 Visa total return swap 54        19        11        1          15
Vantiv warrant & puts (10)      (46)      (56)      16        19
Valuation of bank premises moved to HFS -      -      17        -      -
Litigation reserve additions in revenue -      -      6          -      -
Sale of certain Fifth Third funds -      -      -      (13)      -
Securities (gains) / losses (5)         (9)         (3)         (2)         (2)
In noninterest expense:
Debt extinguishment (gains) / losses -      9          -      26        134
Non-income tax related assessment resolution -      (23)      -      -      -
Sale of certain Fifth Third funds -      -      -      2          -
Termination of certain borrowing & hedging transactions -      -      -      -      -
Severance expense -      6          -      -      -
FDIC insurance expense -      -      (9)         -      -
Gain on sale of affordable housing -      -      (8)         (5)         -
Litigation reserve additions in expense 10        14        (1)         5          13
Adjusted PPNR $522 $583 $593 $598 $638
Credit-related items^^:
In noninterest income 33        14        17        14        13
In noninterest expense 44        34        40        59        68
Credit-adjusted PPNR** $599 $631 $650 $671 $719
Pre-tax pre-provision earnings*
* Non-GAAP measure.  See Reg. G reconciliation on pages 20 and 21.
** There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
^ Prior quarters include similar adjustments.
^^ See Slide 19 for detailed breakout of credit-related items.
# 60% also excluding  4Q12 mortgage repurchase reserve build
• PPNR of $616MM up 8% from 3Q12 levels and
30% from prior year
• Adjusted PPNR of $638MM, up 7% sequentially and
22% year-over-year
— Including 4Q12 mortgage repurchase reserve
build of $29MM in adjustments, related to new
Freddie Mac guidance, adjusted PPNR of
$667MM
PPNR reconciliation

$35
$30
$25
$20
$15
$10
$5
$0
33
14
17
14
13
4Q11
1Q12
2Q12
3Q12
4Q12

$80
$70
$60
$50
$40
$30
$20
$10
$0
44
34
40
59
68
4Q11
1Q12
2Q12
3Q12
4Q12

©

Fifth Third Bank | All Rights Reserved
Credit-related costs
In noninterest income ($MM)
In noninterest expense ($MM)
Note: Numbers may not sum due to rounding
Actual
($ in millions) 4Q11 1Q12 2Q12 3Q12 4Q12
Gain / (loss) on sale of loans $9 $5 $8 $2 $4
Commercial loans HFS FV adjustment (18) (1) (5) (3) (3)
Gain / (loss) on sale of OREO properties (22) (17) (19) (11) (10)
Mortgage repurchase costs (1) (2) (2) (2) (3)
Total credit-related revenue impact ($33) ($14) ($17) ($14) ($13)
Actual
($ in millions) 4Q11 1Q12 2Q12 3Q12 4Q12
Mortgage repurchase expense $18 $15 $18 $36 $44
Provision for unfunded commitments (6) (2) (1) (2) 3
Derivative valuation adjustments (5) (4) (0) (2) (2)
OREO expense 8 5 5 6 5
Other problem asset related expenses 28 19 19 21 19
Total credit-related operating expenses $44 $34 $40 $59 $68

Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
December September June March December
2012 2012 2012 2012 2011
Income before income taxes (U.S. GAAP) $540 $503 $565 $603 $418
Add: Provision expense (U.S. GAAP) 76 65 71 91 55
Pre-provision net revenue (a) 616 568 636 694 473
Net income available to common shareholders (U.S. GAAP) 390 354 376 421 305
Add: Intangible amortization, net of tax 2 2 2 3 3
Tangible net income available to common shareholders 392 356 378 424 308
Tangible net income available to common shareholders (annualized) (b) 1,559 1,416 1,520 1,705 1,222
Average Bancorp shareholders' equity (U.S. GAAP) 13,855 13,887 13,628 13,366 13,147
Less: Average preferred stock (398) (398) (398) (398) (398)
Average goodwill (2,417) (2,417) (2,417) (2,417) (2,417)
Average intangible assets (28) (31) (34) (38) (42)
Average tangible common equity (c) 11,012 11,041 10,779 10,513 10,290
Total Bancorp shareholders' equity (U.S. GAAP) 13,716 13,718 13,773 13,560 13,201
Less:  Preferred stock (398) (398) (398) (398) (398)
Goodwill (2,416) (2,417) (2,417) (2,417) (2,417)
Intangible assets (27) (30) (33) (36) (40)
Tangible common equity, including unrealized gains / losses (d) 10,875 10,873 10,925 10,709 10,346
Less: Accumulated other comprehensive income / loss (375) (468) (454) (468) (470)
Tangible common equity, excluding unrealized gains / losses (e) 10,500 10,405 10,471 10,241 9,876
Total assets (U.S. GAAP) 121,894 117,483 117,543 116,747 116,967
Less:  Goodwill (2,416) (2,417) (2,417) (2,417) (2,417)
Intangible assets (27) (30) (33) (36) (40)
Tangible assets, including unrealized gains / losses (f) 119,451 115,036 115,093 114,294 114,510
Less: Accumulated other comprehensive income / loss, before tax (577) (720) (698) (720) (723)
Tangible assets, excluding unrealized gains / losses (g) 118,874 114,316 114,395 113,574 113,787
Common shares outstanding (h) 882 897 919 920 920
Net charge-offs (i) 147 156 181 220 239
Ratios:
Return on average tangible common equity (b) / (c) 14.2% 12.8% 14.1% 16.2% 11.9%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 8.83% 9.10% 9.15% 9.02% 8.68%
Tangible common equity (including unrealized gains/losses) (d) / (f) 9.10% 9.45% 9.49% 9.37% 9.04%
Tangible book value per share (d) / (h) 12.33 12.12 11.89 11.64 11.25
Pre-provision net revenue / net charge-offs (a) / (i) 419% 364% 351% 315% 198%
For the Three Months Ended

Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
December September June March December
2012 2012 2012 2012 2011
Total Bancorp shareholders' equity (U.S. GAAP) $13,716 $13,718 $13,773 $13,560 $13,201
Goodwill and certain other intangibles (2,499) (2,504) (2,512) (2,518) (2,514)
Unrealized gains (375) (468) (454) (468) (470)
Qualifying trust preferred securities 810 810 2,248 2,248 2,248
Other 33 38 38 38 38
Tier I capital 11,685 11,594 13,093 12,860 12,503
Less: Preferred stock (398) (398) (398) (398) (398)
Qualifying trust preferred securities (810) (810) (2,248) (2,248) (2,248)
Qualifying noncontrolling interest in consolidated subsidiaries (48) (51) (51) (50) (50)
Tier I common equity (a) 10,429 10,335 10,396 10,164 9,807
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 109,699 106,858 106,398 105,412 104,945
Ratio:
Tier I common equity (a) / (b) 9.51% 9.67% 9.77% 9.64% 9.35%
Basel III - Estimates (Amounts in billions)
December September June
2012 2012 2012
Tier 1 common equity (Basel I) $10.4 $10.3 $10.4
Add: Adjustment related to AOCI for AFS securities 0.5 0.5 0.5
All other adjustments - - -
Estimated Tier 1 common equity under Basel III rules (a) $10.9 $10.8 $10.9
Estimated risk-weighted assets under Basel III rules (b) 123.7 120.3 119.4
Estimated Tier 1 common equity ratio under Basel III rules 8.8% 9.0% 9.2%
(a)
(b)
Tier 1 common equity under Basel III includes the unrealized gains and losses for AFS securities. Other adjustments include mortgage servicing rights and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets.
Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures to residential mortgage, home equity, past due loans, foreign banks and certain commercial real estate; (3) Higher risk weighting for mortgage servicing rights and deferred tax assets that are under certain thres holds as a percent of Tier 1 capial; (4) Incremental capital requirements for stress VaR; and (5) Derivatives are differentiated between exchange clearing and over-the-counter and the 50% risk-weight cap is removed.
For the Three Months Ended
For the Three Months Ended